UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2003

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation of organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

     On June 30, 2003, Sunrise Senior Living, Inc. (“Sunrise”) completed the sale of 12 consolidated senior living communities and 11 Sunrise joint venture senior living communities. The communities were sold in two separate transactions to two ventures formed by Macquarie Capital Partners, LLC (“Macquarie”), on behalf of Crescent Capital Investments, and Sunrise. Crescent Capital Investments has a 90 percent ownership interest in the ventures and Sunrise has a 10 percent ownership interest in the ventures. The aggregate purchase price for the 12 consolidated senior living communities was $167 million and $144 million for the 11 Sunrise joint venture senior living communities. Sunrise will continue to operate all 23 communities under long-term management contracts.

     Based on the sale of a 90 percent interest in the 12 consolidated senior living communities, transaction costs and deferred financing costs, Sunrise expects to recognize total income of approximately $30 million, which will be recognized over five quarters beginning in the second quarter of 2003, subject to meeting certain operating and financing contingencies. The sale of the 11 Sunrise joint venture communities from the original joint venture investor to the new joint venture investor did not result in any income statement impact to Sunrise, however, it did provide for the repayment to Sunrise of all outstanding notes receivable from the existing joint ventures, which approximated $46 million. At closing, Sunrise provided approximately $79 million of senior bridge-financing which it expects to be repaid during the third quarter of 2003 from the proceeds of first mortgage financing.

     Sunrise will use the net proceeds from these transactions to fund the balance of its $150 million repurchase program. The repurchase program is effective until May 2004 and can be used for the repurchase of Sunrise’s common stock or its 5.25 percent convertible subordinated notes due in 2009.

     Sunrise is also a 20% limited partner in three other limited partnerships formed by Macquarie, on behalf of Crescent Capital Investments, and Sunrise, which collectively own 28 senior living facilities in the U.S. and the United Kingdom and which are managed by Sunrise pursuant to long-term management agreements.

Item 7.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information

Unaudited Pro Forma Consolidated Financial Information of Sunrise Senior Living, Inc.	4
Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2003	5
Unaudited Pro Forma Consolidated Statement of Income for the Three Months Ended March 31, 2003	6
Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2002	7
Notes to Unaudited Pro Forma Consolidated Financial Information	8

(c)	Exhibits.
2.1	Transaction Agreement by and among Senior Living Investments, Inc., Sunrise Third Senior Living Holdings, LLC and Other Parties Named Therein dated as of June 30, 2003

2.2	Transaction Agreement by and among Senior Living Investments, Inc., Sunrise Fourth Senior Living Holdings, LLC and Other Parties Named Therein dated as of June 30, 2003

2.3	Form of Loan Agreement by and between certain Limited Liability Companies (each as a “Borrower”) and Sunrise Senior Living Investments, Inc. (as “Lender”) dated as of June 30, 2003

2.4	Form of Note by and between certain Limited Liability Companies (each a Borrower”) and Sunrise Senior Living Investments, Inc. (as “Holder”) dated as of June 30, 2003

2.5	Promissory Note dated June 30, 2003 by and between Sunrise North Naperville Assisted Living, L.L.C., the Borrower and Sunrise Senior Living Investments, Inc., the Lender in the principal amount of $1,299,686

2.6	Promissory Note dated June 30, 2003 by and between Sunrise Third Plainview SL, LLC, the Borrower and Sunrise Senior Living Investments, Inc., the Lender in the principal amount of $296,588

2.7	Promissory Note dated June 30, 2003 by and between Sunrise Third Schaumburg SL, LLC, the Borrower and Sunrise Senior Living Investments, Inc., the Lender in the principal amount of $2,125,326

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following statements set forth the unaudited pro forma consolidated financial information of Sunrise Senior Living, Inc. giving effect to the sale of 12 consolidated communities and 11 Sunrise joint venture communities on June 30, 2003. The communities were sold in two separate transactions to two ventures formed by Macquarie Capital Partners, LLC (“Macquarie”), on behalf of Crescent Capital Investments, and Sunrise. Crescent Capital Investments has a 90 percent ownership interest in the ventures and Sunrise has a 10 percent ownership interest in the ventures. The aggregate purchase price for the 12 consolidated senior living communities was $167 million and $144 million for the 11 Sunrise joint venture senior living communities. Sunrise will continue to operate all 23 communities under long-term management contracts. The unaudited pro forma consolidated balance sheet gives effect to the sale of the 12 consolidated communities and 11 Sunrise joint venture communities sold on June 30, 2003 as if they had been consummated on March 31, 2003. The unaudited pro forma consolidated income statements for the three months ended March 31, 2003 and the year ended December 31, 2002 give effect to the sales as if they had occurred as of the beginning of the period presented. The unaudited pro forma consolidated financial information does not purport to be indicative of the financial position or results of operations for future periods or indicative of the results that actually would have been realized had the sales taken place at March 31, 2003 or during the periods covered by the income statements. The pro forma adjustments are based on available information and adjustments that management believes are reasonable. The unaudited pro forma consolidated financial information should be read in conjunction with Sunrise’s audited consolidated financial statements for the year ended December 31, 2002 (included in Form 10-K for the year ended December 31, 2002) and Sunrise’s unaudited consolidated financial statements for the period ended March 31, 2003 (included in Form for the three months ended March 31, 2003) and the accompanying notes.

SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2003
(dollars in thousands)

		Pro Forma
	Historical	Adjustments		Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$72,224	$37,066	A	$109,290
Accounts receivable, net	33,667			33,667
Notes receivable — affiliates	6,329			6,329
Deferred income taxes	8,327			8,327
Prepaid expenses and other current assets	29,618	—		29,618

Total current assets	150,165	37,066		187,231
Property and equipment, net	320,342			320,342
Properties held for sale	339,369	(124,251)	C	215,118
Notes receivable — affiliates	88,084	33,387	B	121,471
Management contracts and leaseholds, net	82,756	8,407	D	91,163
Costs in excess of assets acquired, net	107,513			107,513
Investments in unconsolidated senior living properties	65,091	5,129	E	70,220
Investments	5,610			5,610
Other assets	46,952	(2,456)	F	44,496

Total assets	$1,205,882	$(42,718)		$1,163,164

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$16,644	$—		$16,644
Accrued expenses and other current liabilities	94,301			94,301
Deferred revenue	27,385	29,563	G	56,948
Current maturities of long-term debt	57,457	—		57,457

Total current liabilities	195,787	29,563		225,350
Long-term debt, less current maturities	417,154	(73,209)	F	343,945
Investments in unconsolidated senior living properties	3,113			3,113
Deferred income taxes	96,112			96,112
Other long-term liabilities	15,892	—		15,892

Total liabilities	728,058	(43,646)		684,412
Minority interests	1,994			1,994
Preferred stock, $0.01 par value, 10,000,000 shares authorized, no shares issued and outstanding	—			—
Common stock, $0.01 par value, 60,000,000 shares authorized, 22,228,199 shares issued and outstanding at March 31, 2003	222			222
Additional paid-in capital	309,833			309,833
Retained earnings	172,346			172,346
Deferred compensation — restricted stock	(3,184)			(3,184)
Accumulated other comprehensive loss	(3,387)	928	H	(2,459)

Total stockholders’ equity	475,830	928		476,758

Total liabilities and stockholders’ equity	$1,205,882	$(42,718)		$1,163,164

See accompanying notes to unaudited pro forma consolidated financial information.

SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2003
(in thousands, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma

Operating revenue:
Management and contract services	$65,631	$590	I	$66,221
Resident fees	51,332	(8,435)	J	42,897
Income from property sales	19,752	11,000	K	30,752

Total operating revenue	136,715	3,155		139,870

Operating expenses:
Management and contract services	54,023			54,023
Facility operating	37,205	(5,947)	J	31,258
Development and pre-opening	3,347			3,347
General and administrative	11,840			11,840
Depreciation and amortization	2,904	(56)	J	2,848
Facility lease	2,057	(15)	J	2,042

Total operating expenses	111,376	(6,018)		105,358

Income from operations	25,339	9,173		34,512

Interest income (expense):
Interest income	2,282			2,282
Interest expense	(6,534)	873	J	(5,661)

Total interest expense	(4,252)	873		(3,379)

Equity in earnings of unconsolidated senior living properties	168	61	M	229
Minority interests	(292)	—		(292)

Income before income taxes	20,963	10,107		31,070
Provision for income taxes	(7,547)	(3,639)	N	(11,186)

Net income	$13,416	$6,468		$19,884

Net income per common share:

Basic
Basic net income per common share	$0.60			$0.89

Basic weighted average common shares outstanding	22,249			22,249

Diluted
Diluted net income per common share	$0.56			$0.79

Diluted weighted average common shares outstanding	26,176			26,716

See accompanying notes to unaudited pro forma consolidated financial information.

SUNRISE SENIOR LIVING, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2002
(in thousands, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma

Operating revenue:
Resident fees	$248,098	$(24,469)	J	$223,629
Management and contract services	183,603	1,713	I	185,316
Income from property sales	74,211	23,815	L	98,026

Total operating revenue	505,912	1,059		506,971

Operating expenses:
Facility operating	167,354	(18,664)	J	148,690
Management and contract services	144,747			144,747
Facility development and pre-rental	11,504	(520)	J	10,984
General and administrative	36,944			36,944
Depreciation and amortization	25,317	(4,224)	J	21,093
Facility lease	8,298	(14)	J	8,284

Total operating expenses	394,164	(23,422)		370,742

Income from operations	111,748	24,481		136,229

Interest income (expense):
Interest income	11,338			11,338
Interest expense	(31,318)	3,329	J	(27,989)

Total interest expense	(19,980)	3,329		(16,651)

Equity in earnings (losses) of unconsolidated senior living properties	695	(248)	M	447
Minority interests	(160)	—		(160)

Income before income taxes	92,303	27,562		119,865
Provision for income taxes	(35,075)	(10,474)		(45,549)

Net income before extraordinary loss	$57,228	$17,088		$74,316

Net income per common share:

Basic
Net income before extraordinary loss	$2.56			$3.32

Weighted average common shares outstanding	22,357			22,357

Diluted
Net income before extraordinary loss	$2.33			$2.97

Weighted average common shares outstanding	26,552			26,552

See accompanying notes to unaudited pro forma consolidated financial information.

SUNRISE SENIOR LIVING, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

A.	Reflects the estimated net cash proceeds at closing to Sunrise from the sale of the 23 communities on June 30, 2003.

B.	Reflects the repayment of existing notes receivable from the joint ventures, approximately $46 million, and the senior financing provided by Sunrise for the sale of the communities on June 30, 2003, approximately $79 million.

C.	Reflects net property, plant and equipment of the 12 consolidated communities sold on June 30, 2003.

D.	Reflects the extension of long-term management contracts by Sunrise for the 11 joint venture communities.

E.	Reflects Sunrise’s net investment at historical cost for its 10% investment in the 12 consolidated communities sold on June 30, 2003.

F.	Reflects the debt outstanding and deferred financing costs on the 12 consolidated communities assumed by the ventures upon the sale of the communities on June 30, 2003.

G.	Reflects the estimated total amount of income from property sales on the 12 consolidated communities that is deferred due to short-term operating and financing contingencies.

H.	Reflects the elimination of certain interest rate swap costs associated with the debt that was assumed by the purchaser of the communities. These costs are offset against income from property sales from the transaction.

I.	Reflects the recording of management fees equal to 7% of operating revenues as described in the operating agreements, as Sunrise will manage the 12 consolidated communities after the sale.

J.	Reflects the elimination of operating results of the 12 consolidated communities sold June 30, 2003.

K.	Reflects the recognition of deferred revenue from the sale of the 12 consolidated communities on June 30, 2003, assuming all necessary contingencies have been met or waived.

L.	Reflects the recognition of deferred revenue associated with the sale of the 12 communities on June 30, 2003, assuming all necessary contingencies have been met or waived.

M.	Sunrise retains a 10% ownership interest in the joint ventures that purchased the communities. Reflects the 10% equity in pro forma earnings of the communities for the period presented.

N.	Reflects the income tax effects of eliminating the consolidated operating results at a 36% income tax rate for the three months ended March 31, 2003 and a 38% income tax rate for the twelve months ended December 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC. (Registrant)

Date:	July 15, 2003	By:	/s/ Larry E. Hulse Larry E. Hulse Chief Financial Officer

Date:	July 15, 2003	By:	/s/ Carl G. Adams Carl G. Adams Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Name	Page No.

2.1	Transaction Agreement by and among Senior Living Investments, Inc., Sunrise Third Senior Living Holdings, LLC and Other Parties Named Therein dated as of June 30, 2003

2.2	Transaction Agreement by and among Senior Living Investments, Inc., Sunrise Fourth Senior Living Holdings, LLC and Other Parties Named Therein dated as of June 30, 2003

2.3	Form of Loan Agreement by and between certain Limited Liability Companies (each as a “Borrower”) and Sunrise Senior Living Investments, Inc. (as “Lender”) dated as of June 30, 2003

2.4	Form of Note by and between certain Limited Liability Companies (each a Borrower”) and Sunrise Senior Living Investments, Inc. (as “Holder”) dated as of June 30, 2003

2.5	Promissory Note dated June 30, 2003 by and between Sunrise North Naperville Assisted Living, L.L.C., the Borrower and Sunrise Senior Living Investments, Inc., the Lender in the principal amount of $1,299,686

2.6	Promissory Note dated June 30, 2003 by and between Sunrise Third Plainview SL, LLC, the Borrower and Sunrise Senior Living Investments, Inc., the Lender in the principal amount of $296,588

2.7	Promissory Note dated June 30, 2003 by and between Sunrise Third Schaumburg SL, LLC, the Borrower and Sunrise Senior Living Investments, Inc., the Lender in the principal amount of $2,125,326